UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

______________________

Date of Report (date of earliest event reported):  July 31, 2006 (October 16, 2006)

Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

______________________________________________________________________________

Delaware	001-31711	99-0273889
(State or other of	(Commission File Number)	(IRS Employer Identification No.)
jurisdiction of incorporation)

1500 Dragon Street, Suite B
Dallas, Texas 75207
(Address of Principal Executive Offices)             (Zip Code)

Registrant's Telephone Number, Including Area Code:                            (214) 623-8446

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01               Financial Statements and Exhibits.

(A)          Financial Statements of business acquired.

The unaudited financial statements and unaudited proforma financial data of Fireline Restoration, Inc., which were filed by the registrant, Home Solutions of America, Inc., on October 16, 2006 as Exhibits 99.2 and 99.3, respectively, to the registrant's Current Report on Form 8-K/A, contained financial information for the three months ended June 30, 2006 rather than financial information for the six months ended June 30, 2006, as stated in the headings.  The unaudited financial statements and the unaudited proforma financial data, which have been revised to correct the error, are attached as Exhibits 99.2  and 99.3, respectively, to this Current Report on Form 8-K/A and are incorporated by reference herein.  The revised Exhibits 99.2 and 99.3 attached to this Current Report on Form 8-K/A supersede and replace in their entirety, Exhibits 99.2 and 99.3 which were attached to the Current Report on Form 8-K/A filed on October 16, 2006.

(C)           Exhibits.

99.2         Unaudited  Financial Statements of Fireline Restoration, Inc. +

99.3         Unaudited  Proforma Financial Data. +

+              Filed herewith.

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Forward Looking Statements

This Current Report on Form 8-K/A, including the exhibits attached hereto or referenced herein, contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including our expected financial performance for 2006.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may," "will," "can" "anticipate," "assume," "should," "indicate," "would," "believe," "contemplate," "expect," "seek," "estimate," "continue," "plan," "point to," "project," "predict," "could," "intend," "target," "potential," and other similar words and expressions of the future. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, future economic, competitive and market conditions, regulatory framework, and future business decisions, and the other factors referenced in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, which contains a list of specific risk factors that could cause actual results to differ materially from those indicated by our forward-looking statements.

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                Home Solutions of America, Inc.

Date: October 17, 2006	By: /s/ Jeffrey M. Mattich Name: Jeffrey M. Mattich Title: Chief Financial Officer

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Exhibit Index

99.2         Unaudited  Financial Statements of Fireline Restoration, Inc. +

99.3         Unaudited  Proforma Financial Data. +

+              Filed herewith.

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